SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) July 21, 2004


                           THE KINGSLEY COACH, INC.
           ------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)



        Delaware                   0-21733                23-3003600
  --------------------------------------------------------------------------
  (State of Incorporation)     (Commission File       (IRS Employer
                                Number)                Identification No.)


                  3118 162nd Lane, N.W. Andover, MN 55304
                  ---------------------------------------
                  (Address of principal executive offices)

                               (800) 445-2918
                        -----------------------------
                        Registrant's Telephone Number




Item 5.   Issuance of Convertible Notes and Warrants

     On July 21, 2004 the Company closed the sale of a Convertible Note and Common Stock Purchase Warrants to Longview Fund LP. The gross purchase price paid by Longview Fund LP for the securities was $600,000. From that sum the Company paid $20,000 to the due diligence analyst retained by Longview Fund in connection with the transaction. The Company also issued to Longview's legal counsel a $10,000 convertible note substantially identical to the note purchased by Longview and warrants to purchase 20,000 common shares at $.20 per share.

     The Convertible Note purchased by Longview Fund has a principal amount of $600,000, which is payable on July 21, 2006. The Note bears interest at 8% per annum. The principal and/or interest due on the Note are convertible at Longview's option into shares of Kingsley Coach common stock at a conversion rate of $.15 per share. If Kingsley Coach sells any common shares or derivatives for a price less than $.15 per share, the conversion rate in the Note will be reduced to equal that lower price.

     The Warrants purchased by Longview Fund afford them the right to purchase 1,200,000 common shares at $.20 per share through July 21, 2009. If Kingsley Coach sells any common shares or derivatives for a price less than $.20 per share, the exercise price of the Warrants will be reduced to equal that lower price.

     The Company has committed to file a registration statement with the Securities and Exchange Commission that will permit Longview to make a public resale of any shares it acquires on conversion of the Convertible Note or exercise of the Warrants. The Subscription Agreement between Kingsley Coach and Longview contain a number of undertakings by Kingsley Coach that protect Longview's ability to resell the shares, including covenants that for 180 days after the effective date of the registration statement Kingsley Coach will not file any other registration statement, will not enter into any agreement to sell equity, and will not enter into any transaction that would delay the effectiveness of the registration statement. The Subscription Agreement also contains certain penalties that Kingsley will pay if it defaults in its obligations to register the shares for resale and to deliver certificates upon Longview's exercise of its conversion right.


                                  EXHIBITS

10-a Subscription Agreement dated July 21, 2004 between The Kingsley Coach,
     Inc. and Longview Fund LP.

10-b Convertible Note dated July 21, 2004 issued by The Kingsley Coach, Inc.
     to Longview Fund LP.

10-c Common Stock Purchase Warrant dated July 21, 2004 issued by The Kingsley
     Coach, Inc. to Longview Fund LP.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE KINGSLEY COACH, INC.


Dated: July 21, 2004                    By: /s/Ralph Dickenson
                                        -----------------------
                                        Ralph Dickenson
                                        Chief Executive Officer



                   *       *       *       *       *

							EXHIBIT 10-a

                           SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of July 21, 2004, by and among The Kingsley Coach, Inc., a Delaware corporation (the "Company"), and the subscriber or subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers" if more than one).

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase $600,000 (the "Purchase Price") of principal amount of 8% promissory notes of the Company ("Note" or "Notes") convertible into shares of the Company's common stock, $.00001 par value (the "Common Stock") at a per share conversion price equal to $0.15 ("Conversion Price"); and share purchase warrants in the form annexed hereto as Exhibit A (the "Warrants") to purchase shares of Common Stock (the "Warrant Shares"). The Conversion Price is subject to adjustment as described in the Note and this Agreement. The Notes, shares of Common Stock issuable upon conversion of the Notes (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

         WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby may be held in escrow pursuant to the terms of a Funds Escrow Agreement which will be executed by the parties substantially in the form attached hereto as Exhibit B (the "Escrow Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

         1. Purchase and Sale of Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement and the Escrow Agreement, each Subscriber shall purchase the Notes and Warrants for the portion of the Purchase Price indicated on the signature page hereto, and the Company shall sell such Notes and Warrants to the Subscriber. The Purchase Price for the Notes and Warrants shall be paid in cash. The entire Purchase Price shall be allocated to the Notes.

         2. Escrow Arrangements; Form of Payment. Upon execution hereof by the parties and pursuant to the terms of the Escrow Agreement, Subscriber agrees to make the deliveries required of Subscriber as set forth in the Escrow Agreement and the Company agrees to make the deliveries required of the Company as set forth in the Escrow Agreement.

         3. Warrants. On the Closing Date the Company will issue Warrants to the Subscribers. Two (2) Warrants will be issued for each one
dollar ($1.00) of Purchase Price.   The per Warrant Share exercise price to
acquire a Warrant Share upon exercise of a Warrant shall be $0.20. The Warrants shall be exercisable until five (5) years after the Closing Date.

         4. Subscriber's Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

         (a) Information on Company.   The Subscriber has been furnished with
or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended June 30, 2003 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

         (b) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

         (c) Purchase of Common Stock and Warrants. On the closing date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

         (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state
securities laws or is exempt from such registration.   In any event, and
subject to compliance with applicable securities laws, the Subscriber may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Subscriber may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

         (e) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES
ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE KINGSLEY COACH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         (f) Warrants Legend. The Warrants shall bear the following or similar legend:

             "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON
EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE KINGSLEY COACH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         (g) Note Legend.  The Note shall bear the following legend:

             "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF
THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT
OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE KINGSLEY COACH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         (h) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

         (i) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

         (j) Restricted Securities.   Subscriber understands that the
Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the 1933 Act, (ii) such Subscriber provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) Subscriber provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares or the Warrant Shares, as the case may be, can be sold pursuant to (A) Rule 144 promulgated under the 1933 Act, or (B) Rule 144(k) promulgated under the 1933 Act, in each case following the applicable holding period set forth therein. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

         For the purposes of this Agreement, an "Affiliate" of any specified Subscriber means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Subscriber. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         (k) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         (l) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date.

         (m) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

         5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

         (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

         (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

         (c) Authority; Enforceability. This Agreement, the Note, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

         (d) Additional Issuances.   There are no outstanding agreements or
preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports.

         (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the Bulletin Board nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

         (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

             (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

             (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or

             (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company (except that the issuance of the Securities will result in the reduction from $0.259 to $0.244 of the conversion price applicable to the Convertible Debentures in the principal amount of $60,000 currently outstanding), nor result in the acceleration of the due date of any obligation of the Company; or

             (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

         (g)  The Securities.  The Securities upon issuance:

             (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

             (ii) have been, or will be, duly and validly authorized and on the date of conversion of the Notes and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (and, if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement, will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

            (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

             (iv) will not subject the holders thereof to personal liability by reason of being such holders.

         (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a material adverse effect on the Company.

         (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

         (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

         (k) Information Concerning Company.  The Reports contain
all material information relating to the Company and its operations and financial condition as of their respective dates which information is required
to be disclosed therein.   Since the date of the financial statements included
in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

         (l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

         (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company,
(ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

         (n) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with any other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

         (o) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

         (p) Listing. The Company's common stock is quoted on the OTC Bulletin Board ("Bulletin Board"). The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies and as of the Closing Date, the Company will satisfy all the requirements for the continued quotation of its common stock on the Bulletin Board.

         (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since June 30, 2003 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition.

         (r) No Undisclosed Events or Circumstances.  Since June
30, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

         (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 5(s). Except as set forth in the Reports and Other Written Information, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

         (t) Dilution.   The Company's executive officers and directors
understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

         (u) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

         (v) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (w) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

         (x) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

         6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

         7.1. Conversion of Note.

         (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be freely transferable and will not contain a legend restricting the resale or transferability of the Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

          (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (such fifth day being the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers an original Note to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

         (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, later than two business days after the Delivery Date or later than the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted, of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

         (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

         7.2. Mandatory Redemption at Subscriber's Election.  In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in Section 7.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber, at the Subscriber's election, a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 130%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the principal market for the period commencing on the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid
interest thereon ("Mandatory Redemption Payment").   The Mandatory Redemption
Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the thirty day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment.

         7.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversions by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this Section 7.3 upon and effective after 61 days prior written notice to the Company. The Subscriber shall allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

         7.4. Injunction - Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note or exercise of all or part of said Warrant shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, or aggregate purchase price of the Warrant Shares which are subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

         7.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if seven (7) business days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

         7.6  Equitable Adjustments.   The Conversion Price and amount of
Shares issuable upon conversion of the Notes and exercise of the Warrants shall be adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders.

         7.7. Redemption. The Company may not redeem or call the Note without the consent of the holder of the Note except as set forth in the Note.

         8.   Due Diligence/Legal Fees.

         (a) Due Diligence Fee.   The Company agrees that it will
pay Ghillie Finance AG ("Analyst") a due diligence fee of $20,000 ("Due Diligence Fee") directly out of the funds held pursuant to the Escrow Agreement. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering.
         (b) Legal Fees.   The Company shall pay to Barbara R. Mittman on
behalf of Grushko & Mittman, P.C., a fee of $10,000 ("Legal Fees") as reimbursement for services rendered to the Subscriber in connection with this Agreement and the purchase and sale of the Notes and Warrants (the
"Offering") and acting as Escrow Agent for the Offering.   The Legal Fees will
be payable on the Closing Date. The Legal Fees payable to Subscribers' attorneys shall be payable by delivery on the Closing Date of a Note identical in form to the Note issuable to the Subscriber and Warrants to purchase 20,000 Warrant Shares. The terms of the Note and Warrants deliverable in payment of the Legal Fees shall be identical to the terms of the Note and Warrants being delivered to the Subscribers. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to registration rights made or granted to or for the benefit of Subscriber are hereby also made and granted to the Subscriber's attorneys in respect of the Note and Shares issuable upon conversion of the Note and Warrant and Warrant shares issuable upon exercise of the Warrant comprising the Legal Fees. The foregoing notwithstanding the holder of the Legal Fee Note is not granted the rights described in Sec. 12(a) of this Agreement. References herein to Note(s), Warrant(s), Share(s) and Warrant Share(s) shall be deemed to include the same as they relate to the Legal Fees.

         9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

         (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         (b) Listing. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

         (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

         (d) Reporting Requirements. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (x) comply in all respects with its reporting and filing obligations under the 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Common Stock and the Warrant Shares by each Subscriber or at least two
(2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market or other market with the reasonable consent of Subscribers holding a majority of the Shares and Warrant Shares, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

         (e) Use of Proceeds.  The Company undertakes to use the
proceeds of the Subscribers' funds as working capital in connection with its
existing business operations.   A deviation from that use of proceeds of more
than  20% in the aggregate shall be deemed a material breach of the Company's
obligations hereunder.   The foregoing notwithstanding, the Purchase Price may
not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

         (f) Reservation.   Not later than August 20, 2004, the Company
undertakes to reserve, pro rata, on behalf of each holder of a Note or Warrant, from its authorized but unissued common stock, a number of common shares equal to 150% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Note and interest and reserve the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 9(f) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company's obligations under this Agreement and an Event of Default as defined in the Note.

         (g) Taxes. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

         (h) Insurance. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

         (i) Books and Records. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule
144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

         (j) Governmental Authorities.   From the date of this Agreement
and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

         (k) Intellectual Property. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

         (l) Properties. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

          (m) Confidentiality/Public Announcement. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K, Form 10-KSB or the Registration Statement, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon two days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K or make a public announcement describing the Offering not later than the first business day after the Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing.

          (n) Further Registration Statements.   Except for a registration
statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement or in connection with the securities identified on Schedule 11.1 hereto, the Company will not file any registration statements, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until one hundred and eighty (180) days after the actual effective date of the registration statement described in Section 11.1(iv) of this Agreement ("Actual Effective Date") during which such Registration Statement shall be current and available for use in connection with the public resale of the Shares and Warrant Shares ("Exclusion Period").

          (o) Blackout.    The Company undertakes and covenants that
until the first to occur of (i) the end of the Exclusion Period, or (ii) until all the Shares and Warrant Shares have been resold pursuant to such registration statement, the Company will not enter into any acquisition, merger, exchange or sale or other transaction or take any other action or refrain from any act that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period of ten (10) or more days.

          (p) Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         10. Covenants of the Company and Subscriber Regarding Indemnification.

         (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon
(i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

         (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

         (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

         (d) The procedures set forth in Section 11.6 shall apply to the indemnifications set forth in Sections 10(a) and 10(b) above.

         11.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

               (i) On one occasion, for a period commencing one hundred sixty-one (161) days after the Closing Date, but not later than two (2) years after the Closing Date ("Request Date"), upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the Notes and Warrant Shares actually issued upon exercise of the Warrants, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Shares and Warrant Shares (collectively "Registrable Securities") which are the subject of such request for unrestricted public resale by the holder thereof.
 For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are registered for resale in an effective registration statement or included for registration in a pending registration statement, or which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten
(10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

               (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten
(10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

               (iii) If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

               (iv) The Company shall file with the Commission not later
than the sooner of October 15, 2004 or within ten (10) business days after the Company files form 10-KSB for the fiscal year ended June 30, 2004 (the "Filing Date"), and cause to be declared effective within ninety (90) days after the Filing Date (the "Effective Date"), a Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 150% of the Shares issuable upon conversion of the
Notes and all of the Warrant Shares issuable pursuant to this Agreement.   The
Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement except as disclosed on Schedule 11.1. It shall be deemed a Non-Registration Event if at any time after the Effective Date the Company has registered for unrestricted resale on behalf of the Subscriber fewer than 125% of the amount of Common Shares issuable upon full conversion of all sums due under the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants.

         11.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

         (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by
Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (as herein provided), and promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers and Grushko & Mittman, P.C. (by telecopier and by email to Counslers@aol.com) within two (2) hours of
(i) notice that the Commission has no comments or no further comments on the Registration Statement, (ii) request by the Company of acceleration of effectiveness of any registration statement which includes Registrable Securities, and (iii) the declaration of effectiveness of the registration statement, (failure to timely provide notice as required by this Section 11.2(g) shall be a material breach of the Company's obligation and an Event of Default as defined in the Notes);

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

         (d) use its best efforts to register or qualify the Sellers' Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

         (f) immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

         (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

         11.3. Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         11.4. Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or before the Filing Date or is not declared effective on or before the Effective Date (ii) if the Registration Statement is not declared effective within three (3) business days of receipt by the Company of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments,
(iii) if the Registration Statement described in Sections 11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (iv) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded within ten (10) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) or more than 20 consecutive days (each such event referred to in clauses (i), (ii), (iii) and (iv) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty days or part thereof of the Purchase Price of the Notes remaining unconverted and purchase price of Shares issued upon conversion of the Notes owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. Liquidated Damages otherwise payable in connection with an Effective Date related non-Registration Event as described in Section 11.4(i) above are deemed waived if the actual effective date occurs with the thirty days Effective Date. The Company must pay the Liquidated Damages in cash within ten (10) days after the end of each thirty
(30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed.

         11.5. Expenses. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Sellers (in an amount not to exceed $5,000) are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

         11.6. Indemnification and Contribution.

         (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise,
(ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and
(z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         11.7.  Delivery of Unlegended Shares.

         (a) Within five (5) business days (such fifth (5th) business day being the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legends set forth in Sections 4(e) and 4(f) above, issuable pursuant to any effective and current Registration Statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

         (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

         (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this
Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 130% of the Purchase Price of such Common Stock and Warrant Shares. Upon payment of the aforementioned redemption amount, the Company shall receive a credit against the daily liquidated damages actually paid or accrued under this Section 11.7
(c) for the thirty days prior to actual receipt by the Subscriber of the redemption payment. The Company shall pay any payments incurred under this
Section in immediately available funds upon demand.

         (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

         (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7(a) and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7(a), the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

         12. (a) Right of First Refusal.  Until one year after the
Closing Date, the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans approved by the shareholders of the Company, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) as has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively "Excepted
Issuances").   The Subscribers who exercise their rights pursuant to this
Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to purchase all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of seven (7) business days following the notice of modification, whichever is longer, to exercise such right.

         (b) Offering Restrictions.   During the Exclusion Period,
except in connection with the Excepted Issuances, or the unsold portion of the Offering, the Company will not enter into any agreement to, nor issue any equity, convertible debt or other securities convertible into common stock without the prior written consent of the Subscribers, which consent may be withheld for any reason.

         (c) Favored Nations Provision.   Other than the Excepted
Issuances, if at any time that a Note is outstanding, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the Closing Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price, without the consent of each Subscriber holding Notes and/or Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average per share purchase price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share and the Conversion Price shall be reduced to such other lower price per share. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. The Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-a-vis such additional common shares shall be, respectively, the sixtieth (60th) and one hundred and twentieth (120th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then Conversion Price. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

         (d) Maximum Exercise of Rights.   In the event the exercise of the
rights described in Sections 12(a) and 12(c) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in
Section 7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

         13.  Miscellaneous.

         (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: The Kingsley Coach, Inc., 3118 162nd Lane NW, Andover, MN 55304, Attn: Ralph Dickensen, CEO, telecopier: (763) 445-2918, with a copy by telecopier only to: Robert Brantl, Esq., 322 4th Street, Brooklyn, New York_11215, telecopier: 718-965-4042, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to:
Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Analyst, to:
Ghillie Finance AG, 25 Longview Court, Hillsborough, CA 94010, telecopier:
(650) 343-2506.

         (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement and Escrow Agreement ("Closing Date").

         (c) Entire Agreement; Assignment.  This Agreement and
other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained
or referred to in this Agreement and the documents delivered herewith.   No
right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

         (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         (f) Specific Enforcement, Consent to Jurisdiction.  The
Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
 It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.




                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                      THE KINGSLEY COACH, INC.
                                      a Delaware corporation



                                      By:_________________________________
                                      Name: Ralph Dickensen
                                      Title: CEO

                                      Dated: July _____, 2004


                                 PURCHASE PRICE and
SUBSCRIBER                       PRINCIPAL AMOUNT OF NOTE      WARRANTS
-------------------------------------------------------------------------
LONGVIEW FUND LP                    $600,000.00                1,200,000
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Attn:  S. Michael Rudolph
Fax:  (415) 981-5300


__________________________________
(Signature)

__________________________________
Print Name and Title




                                                           EXHIBIT 10-b

             THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE KINGSLEY COACH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                             CONVERTIBLE NOTE

         FOR VALUE RECEIVED, THE KINGSLEY COACH, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to LONGVIEW FUND LP, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111, Fax: (415) 981-5300 (the "Holder") or order, without demand, the sum of Six Hundred Thousand Dollars ($600,000.00), with simple interest accruing at the annual rate of 8%, on July 21, 2006 (the "Maturity Date").

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith
(the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this
Note:

                                ARTICLE I

                           GENERAL PROVISIONS

         1.1	Payment Grace Period.  The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

         1.2	Conversion Privileges.  The Conversion Privileges set forth in
Article II shall remain in full force and effect commencing August 20, 2004 and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if an Event of Default has occurred (whether or not such Event of Default is continuing), the Borrower may not pay this Note on or after the Maturity Date, without the consent of the Holder.

         1.3	Interest Rate.   Simple interest payable on this Note shall
accrue at the annual rate of eight percent (8%) and be payable upon January 1, 2005 and semi-annually thereafter, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.


                                  ARTICLE II

                              CONVERSION RIGHTS

         The Holder shall have the right to convert the principal due under this
Note into Shares of the Borrower's Common Stock, $.00001 par value per share ("Common Stock") as set forth below.

         2.1. Conversion into the Borrower's Common Stock.

         (a) The Holder shall have the right from and after August 20, 2004 and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in Section 7 of the Subscription Agreement of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within three (3) business days from the Conversion Date ("Delivery Date") that number of shares of Common Stock for the portion of the principal of the Note and interest, if any, converted in accordance with the foregoing. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

         (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be $0.15 ("Maximum Base Price").

         (c) The Maximum Base Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

         A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, the conversion right in this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

         B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

         C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

         D.  Share Issuance.   So long as this Note is outstanding, if the
Borrower shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete conversion of this Note for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option. The reduction of the Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

         (d)  Whenever the Conversion Price is adjusted pursuant to
Section 2.1(c) above, the Borrower shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         (e) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock 150% of the number of shares of Common Stock issuable upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         (f) The terms of this Note are modifiable pursuant to the terms of the Subscription Agreement, including but not limited to Section 12(c) of the Subscription Agreement.

         2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

         2.3 Maximum Conversion. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Holder may exceed 9.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may void the conversion limitation described in this Section 2.3 upon and effective after 61 days prior written notice to the Borrower. The Holder shall allocate which of the equity of the Borrower deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                                 ARTICLE III

                              EVENT OF DEFAULT

         The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

         3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due and such failure continues for a period of ten (10) days after the due date. The ten (10) day period described in this Section 3.1 is the same ten (10) day period described in Section 1.1 hereof.

         3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

         3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

         3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         3.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

         3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

         3.7  Delisting.   Delisting of the Common Stock from the OTC
Bulletin Board ("OTCBB") or such other principal exchange on which the Common Stock is listed for trading; failure to comply with the requirements for continued listing on the OTCBB for a period of three consecutive trading days; or notification from the OTCBB or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the OTCBB or other Principal Market.

         3.8 Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension that lasts for ten or more consecutive trading days.

         3.9 Failure to Deliver Common Stock or Replacement Note. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Sections 7 and 11 of the Subscription Agreement, or, if required, a replacement Note.

         3.10  Non-Registration Event.  The occurrence of a Non-
Registration Event as described in Section 11.4 of the Subscription Agreement.

         3.11 Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement, in each case, which is not cured after any required notice and/or cure period.

                                 ARTICLE IV

                               MISCELLANEOUS

         4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: The Kingsley Coach, Inc., 3118 162nd Lane NW, Andover, MN 55304, Attn: Ralph Dickensen, CEO, telecopier: (763) 445-2918, with a copy by telecopier only to: Robert Brantl, Esq., 322 4th Street, Brooklyn, NY 11215, telecopier: 718-965-4042 and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

         4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

         4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

         4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

         4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         4.8 Redemption. This Note may not be redeemed or paid without the consent of the Holder except as described herein.

         4.9 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note.
 However, the Holder will have the right of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the ____ day of July, 2004.

                                       THE KINGSLEY COACH, INC.



                                       By:________________________________
                                     Name:
                                    Title:

WITNESS:

______________________________________


							EXHIBIT 10-c

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE KINGSLEY COACH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                Right to Purchase 1,200,000 shares of Common
                                Stock of The Kingsley Coach, Inc. (subject to
                                 adjustment as provided herein)

                       COMMON STOCK PURCHASE WARRANT

No. 2004-JULY-001                                   Issue Date: July 21, 2004

         The Kingsley Coach, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, LONGVIEW FUND LP, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111,
Fax: (415) 981-5300, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the "Expiration Date"), up to 1,200,000 fully paid and nonassessable shares of the common stock of the Company (the "Common Stock"), $.00001 par value per share at a per share purchase price of $0.20. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the
"Subscription Agreement"), dated July 21, 2004, entered into by the Company and the Holder.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a)	The term "Company" shall include The Kingsley Coach, Inc. and any corporation which shall succeed or assume the obligations of The Kingsley Coach, Inc. hereunder.

         (b)	The term "Common Stock" includes (a) the Company's Common Stock,
$.00001 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1.     Exercise of Warrant.

                1.1. Number of Shares Issuable upon Exercise. From and after the August 20, 2004 Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment as described herein.

                1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

                1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market, OTC Bulletin Board or the American Stock Exchange, LLC, then the average of the closing or last sale price, respectively, reported for the five business days immediately preceding the Determination Date;

                (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause
(d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         2.  Cashless Exercise.

                (a) If a Registration Statement as defined in the Subscription Agreement ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available, payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below ("Cashless Exercise") or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common
Stock (or Other Securities) determined as provided herein.

                (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below) and no Registration Statement relating to the shares of Common Stock underlying this Warrant is effective, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:
                                   X=Y (A-B)
                                   --------
                                       A

     Where X = the number of shares of Common Stock to be issued to the holder

           Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

           A = the Fair Market Value of one share of the Company's
               Common Stock (at the date of such calculation)

           B = Purchase Price (as adjusted to the date of such calculation)

         (c) The Holder may employ the cashless exercise feature described above only during the pendency of a Non-Registration Event as described in
Section 11 of the Subscription Agreement.

         (d) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Commission currently has interpreted Rule 144 to mean that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

         3.   Adjustment for Reorganization, Consolidation, Merger, etc.

                3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

                3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

                3.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower issue price.
For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option. The reduction of the Purchase Price described in this Section 3.4 is in addition to the other rights of the Holder described in the Subscription Agreement.

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

         6.  Reservation of Stock, etc. Issuable on Exercise of Warrant;
Financial Statements.   The Company will at all times reserve and keep
available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. Assignment; Exchange of Warrant. This Warrant has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the shares underlying the Warrant ("Warrant Shares"). Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant; and the Company shall only be responsible for "blue sky" compliance expenses for resales under any registration statement filed in accordance with Section 11 of the Subscription Agreement for two (2) such transfers to two (2) applicable states of the United States only.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement. The terms of the Subscription Agreement are incorporated herein by this reference.

         10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 9.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Company. The Holder shall allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

         11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery
(if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
 The addresses for such communications shall be: (i) if to the Company to: The Kingsley Coach, Inc., 3118 162nd Lane NW, Andover, MN 55304, Attn: Ralph Dickensen, CEO, telecopier: (763) 445-2918, with a copy by telecopier only to:
Robert Brantl, 322 4th Street, Brooklyn, NY 11215, telecopier number: (718) 965-4042 and (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant, with a copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York.
 The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                       THE KINGSLEY COACH, INC.



                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:



Witness:



--------------------------------